                                                                      EXHIBIT 99


PRESS RELEASE                            Source: First Acceptance Corporation
                                         Contact: Steve Harrison  (615) 844-2885

FIRST ACCEPTANCE CORPORATION REPORTS THIRD QUARTER FINANCIAL RESULTS

NASHVILLE, TN, May 10, 2006 /Businesswire-FirstCall/ -- First Acceptance Corporation (NYSE: FAC) today reported its financial results for the third quarter ended March 31, 2006 of its fiscal year ending June 30, 2006.

         Net income for the three months ended March 31, 2006 was $5.9 million, or $0.12 per share on a fully-diluted basis, compared to $4.4 million, or $0.09 per share on a fully-diluted basis, for the same period of fiscal 2005. Total revenues for the three months ended March 31, 2006 increased 54% from $45.4 million to $70.1 million, over the same period last year.

         Net income for the nine months ended March 31, 2006 was $13.4 million, or $0.27 per share on a fully-diluted basis, compared to $13.0 million, or $0.27 per share on a fully-diluted basis, for the same period of fiscal 2005. Total revenues for the nine months ended March 31, 2006 increased 49% from $117.0 million to $173.8 million, over the same period last year.

         Total weighted average diluted shares for the nine months ended March 31, 2006 increased due to the issuance on January 1, 2005 of 750,000 contingent shares pursuant to the USAuto acquisition and shares for both periods increased as a result of the increase in the dilutive effect of stock options when applying the Treasury Stock method.

         Net income per share for the three and nine months ended March 31, 2006 included gains on sales of foreclosed real estate held for sale of $0.04 and $0.05, respectively, on a fully-diluted basis as compared to $0.01 for the nine months ended March 31, 2005.

INSURANCE OPERATIONS

o KEY RATIOS -- The Company's loss ratio for the three months ended March 31, 2006 was 69.6%, compared with 66.2% for the same period last year and 67.9% for the quarter ended December 31, 2005. The Company's expense ratio for the three months ended March 31, 2006 was 19.3%, compared with 18.3% for the same period last year and 22.0% for the quarter ended December 31, 2005. As a result, the Company's combined ratio for the three months ended March 31, 2006 was 88.9%, compared with 84.5% for the same period last year and 89.9% for the quarter ended December 31, 2005. The loss ratio has increased primarily as a result of higher loss ratios in expansion states while the expense ratio has increased primarily as a result of costs incurred in opening, operating and developing new retail locations.

o OFFICE EXPANSION -- During the three months ended March 31, 2006, the Company opened 28 additional offices, compared to 31 offices added to operations during the three months ended March 31, 2005 and 25 offices added to operations during the three months ended December 31, 2005. The Company also closed four offices during the three months ended March 31, 2006. In addition, the Company acquired 72 offices in Chicago on January 12, 2006. The total number of stores in operation increased from 208 as of March 31, 2005 and 351 as of December 31, 2005 to 447 as of March 31, 2006.

o PREMIUM GROWTH -- Total gross premiums earned (before the effects of reinsurance) increased 39% to $55.2 million for the three months ended March 31, 2006 from $39.6 million for the same period last year. The number of insured policies in force serviced by the Company at March 31, 2006 increased 53% over the number of policies in force at March 31, 2005. Net premiums earned increased 45% over this same period as a result of the increase in gross premiums earned, and the increase in the assumed reinsurance percentage for business written in Alabama from 50% to 100% effective February 1, 2005.

REAL ESTATE OPERATIONS

         The Company recognized a pre-tax gain of $2.8 million on the sale of foreclosed real estate held for sale during the three months ended March 31, 2006. Remaining real estate held for sale consists of two tracts of land in San Antonio, Texas.

RECENT DEVELOPMENTS

         As disclosed on January 13, 2006, in order to gain a presence in the market, the Company acquired certain assets (principally the trade names, customer lists and relationships and the lease rights to 72 retail locations) of two non-standard automobile agencies under common control in Chicago, Illinois for $30.0 million in cash. In addition, in accordance with the terms of the acquisition, the Company must pay the agencies up to $4 million in additional consideration if certain financial targets relating to the acquired business for the twelve months ending January 31, 2007 are reached. As a result of this acquisition, the Company is now writing business through First Acceptance Insurance Company, Inc. from these locations. The Company did not acquire any policies in force as part of the transaction. However, the Company is under contract to receive a transaction service fee from the agencies as compensation for servicing the run-off of the policies previously written by the agencies through other insurance companies. The total contract is for $5.0 million of which $3.1 million was earned during the three months ended March 31, 2006.

ABOUT FIRST ACCEPTANCE CORPORATION

         First Acceptance Corporation provides non-standard private passenger automobile insurance, primarily through employee-agents. As of May 1, 2006, the Company leased and operated 450 retail offices in 12 states. The Company's insurance company subsidiaries are licensed to do business in 24 states.

         This press release contains forward-looking statements. These statements, which have been included in reliance on the "safe harbor" provisions of the federal securities laws, involve risks and uncertainties. Investors are hereby cautioned that these statements may be affected by important factors, including, among others, the factors set forth in the Company's Annual Report on Form 10-K and its other filings with the Securities and Exchange Commission. Actual operations and results may differ materially from the results discussed in the forward-looking statements. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

                  FIRST ACCEPTANCE CORPORATION AND SUBSIDIARIES
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                          ($000S EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                            THREE MONTHS ENDED             NINE MONTHS ENDED
                                                                 MARCH 31,                      MARCH 31,
                                                          ----------------------        ------------------------
                                                            2006           2005           2006             2005
                                                          -------        -------        --------        --------
Revenues:
   Premiums earned ...............................        $55,147        $37,979        $142,717        $ 90,735
   Commissions and fees ..........................          7,311          6,290          20,340          19,283
   Transaction service fee .......................          3,100             --           3,100              --
   Ceding commissions from reinsurer .............             --             --              --           3,603
   Gains on sales of foreclosed real estate ......          2,817             --           3,638             755
   Investment income .............................          1,646          1,106           3,961           2,455
   Other gains ...................................             47             20              51             191
                                                          -------        -------        --------        --------
     Total revenues ..............................         70,068         45,395         173,807         117,022
                                                          -------        -------        --------        --------

Expenses:
   Losses and loss adjustment expenses ...........         38,374         25,130          97,303          58,877
   Insurance operating expenses ..................         21,046         12,176          52,774          34,115
   Other operating expenses ......................            742            715           1,964           1,983
   Stock-based compensation ......................             72             84             418             236
   Depreciation ..................................            225            243             604             829
   Amortization of identifiable intangible assets             121            199             175             769
   Interest expense ..............................            457             69             457             208
                                                          -------        -------        --------        --------
     Total expenses ..............................         61,037         38,616         153,695          97,017
                                                          -------        -------        --------        --------

Income before income taxes .......................          9,031          6,779          20,112          20,005
Income tax expense ...............................          3,167          2,374           6,735           7,050
                                                          -------        -------        --------        --------
Net income .......................................        $ 5,864        $ 4,405        $ 13,377        $ 12,955
                                                          =======        =======        ========        ========

Basic net income per share .......................        $  0.12        $  0.09        $   0.28        $   0.28
                                                          =======        =======        ========        ========

Diluted net income per share .....................        $  0.12        $  0.09        $   0.27        $   0.27
                                                          =======        =======        ========        ========

Weighted average basic shares ....................         47,510         47,444          47,474          46,926
                                                          =======        =======        ========        ========

Weighted average diluted shares ..................         49,570         49,350          49,541          48,834
                                                          =======        =======        ========        ========

                  FIRST ACCEPTANCE CORPORATION AND SUBSIDIARIES
           CONSOLIDATED STATEMENTS OF OPERATIONS - BY BUSINESS SEGMENT
                          ($000S EXCEPT PER SHARE DATA)
                                   (UNAUDITED)


INSURANCE OPERATIONS


                                               THREE MONTHS ENDED MARCH 31,            NINE MONTHS ENDED MARCH 31,
                                               ----------------------------           ----------------------------
                                                 2006               2005               2006                2005
                                                -------            -------            --------            --------
REVENUES:
   Premiums earned                              $55,147            $37,979            $142,717            $ 90,735
   Commissions and fees                           7,311              6,290              20,340              19,283
   Transaction service fee                        3,100                 --               3,100                  --
   Ceding commissions from reinsurer                 --                 --                  --               3,603
   Investment income                              1,271                676               3,262               1,531
   Other gains                                       47                 20                  51                 191
                                                -------            -------            --------            --------
     Total revenues                              66,876             44,965             169,470             115,343
                                                -------            -------            --------            --------

EXPENSES:
   Losses and loss adjustment expenses           38,374             25,130              97,303              58,877
   Operating expenses                            21,046             12,176              52,774              34,115
   Depreciation and amortization                    346                442                 779               1,598
                                                -------            -------            --------            --------
     Total expenses                              59,766             37,748             150,856              94,590
                                                -------            -------            --------            --------


Income before income taxes                      $ 7,110            $ 7,217            $ 18,614            $ 20,753
                                                =======            =======            ========            ========


REAL ESTATE AND CORPORATE (1)

                                              THREE MONTHS ENDED MARCH 31,         NINE MONTHS ENDED MARCH 31,
                                              ----------------------------         ---------------------------
                                                 2006              2005              2006              2005
                                                ------            -----             ------            -------
REVENUES:
   Gains on sales of foreclosed real
      estate                                    $2,817            $  --             $3,638            $   755
   Investment income                               375              430                699                924
                                                ------            -----             ------            -------
     Total revenues                              3,192              430              4,337              1,679
                                                ------            -----             ------            -------
EXPENSES:
   Operating expenses                              742              715              1,964              1,983
   Stock-based compensation                         72               84                418                236
   Interest expense                                457               69                457                208
                                                ------            -----             ------            -------
     Total expenses                              1,271              868              2,839              2,427
                                                ------            -----             ------            -------

Income (loss) before income taxes               $1,921            $(438)            $1,498            $  (748)
                                                ======            =====             ======            =======


(1) Includes activities related to disposing of foreclosed real estate held for sale, interest expense associated with debt, and general corporate overhead.

                  FIRST ACCEPTANCE CORPORATION AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                          ($000S EXCEPT PER SHARE DATA)
                                   (UNAUDITED)


                                                               MARCH 31,         JUNE 30,
                                                                 2006              2005
                                                               --------          --------
ASSETS
Fixed maturities, available-for-sale, at market value          $105,131          $ 74,840
Investment in mutual fund, at market value                          241            10,920
Cash and cash equivalents                                        46,514            24,762
Premiums and fees receivable                                     65,813            42,908
Reinsurance recoverables                                          2,094             4,490
Deferred tax asset                                               41,936            48,106
Other assets                                                     15,570            11,031
Foreclosed real estate held for sale                                 87               961
Goodwill and identifiable intangible assets                     142,360           112,704
                                                               --------          --------
TOTAL                                                          $419,746          $330,722
                                                               ========          ========

LIABILITIES AND SHAREHOLDERS' EQUITY
Total policy liabilities                                        135,610            90,649
Notes payable to banks                                           30,000                --
Other liabilities                                                14,415            11,744
                                                               --------          --------
     Total liabilities                                          180,025           102,393
Total stockholders' equity                                      239,721           228,329
                                                               --------          --------
TOTAL                                                          $419,746          $330,722
                                                               ========          ========

Book value per share                                           $   5.04          $   4.81

                  FIRST ACCEPTANCE CORPORATION AND SUBSIDIARIES
                                SUPPLEMENTAL DATA
                          ($000S EXCEPT PER SHARE DATA)
                                   (UNAUDITED)


 GROSS PREMIUMS EARNED BY STATE

                                               THREE MONTHS ENDED                  NINE MONTHS ENDED
                                                    MARCH 31,                          MARCH 31,
                                            -------------------------         ---------------------------
                                              2006            2005              2006              2005
                                            --------         --------         ---------         ---------
      Gross premiums earned:
         Georgia ...................        $ 17,409         $ 17,756         $  51,481         $  51,977
         Florida ...................           8,028              187            15,241               187
         Alabama ...................           7,426            6,897            21,357            19,484
         Tennessee .................           6,082            6,688            18,293            19,495
         Texas .....................           5,025            2,161            10,327             2,161
         Ohio ......................           3,613            2,930            10,184             7,364
         Illinois ..................           2,196               36             2,574                47
         Indiana ...................           1,689              623             4,217             1,091
         Missouri ..................           1,409            1,124             3,866             2,954
         Mississippi ...............           1,355            1,210             3,833             3,184
         Pennsylvania ..............             612               --             1,055                --
         South Carolina ............             331               --               365                --
                                            --------         --------         ---------         ---------
         Total gross premiums earned          55,175           39,612           142,793           107,944
         Premiums ceded ............             (28)             (43)              (76)           (8,422)
         Premiums not assumed ......              --           (1,590)               --            (8,787)
                                            --------         --------         ---------         ---------
      Total net premiums earned ....        $ 55,147         $ 37,979         $ 142,717         $  90,735
                                            ========         ========         =========         =========


GAAP COMBINED RATIOS (INSURANCE COMPANIES)

                                               THREE MONTHS ENDED                 NINE MONTHS ENDED
                                                     MARCH 31,                        MARCH 31,
                                              ---------------------             ---------------------
                                              2006             2005             2006             2005
                                              ----             ----             ----             ----
Loss and loss adjustment expense              69.6%            66.2%            68.2%            64.9%
Expense(1) .....................              19.3%            18.3%            20.6%            15.8%
                                              ----             ----             ----             ----
Combined ratio .................              88.9%            84.5%            88.8%            80.7%
                                              ====             ====             ====             ====

(1) Insurance operating expenses are reduced by fee income from insureds, ceding commissions received from our quota-share reinsurer and the transaction service fee received from the Chicago agencies whose business we acquired.


POLICIES IN FORCE

                                                        THREE MONTHS ENDED                    NINE MONTHS ENDED
                                                             MARCH 31,                            MARCH 31,
                                                    --------------------------            --------------------------
                                                     2006               2005               2006               2005
                                                    -------            -------            -------            -------
Policies in force -- beginning of period            132,861             94,273            119,422             91,385
Acquired                                                 --              6,473                 --              6,473
Net increase during period                           54,187             21,617             67,626             24,505
                                                    -------            -------            -------            -------
Policies in force -- end of period                  187,048            122,363            187,048            122,363
                                                    =======            =======            =======            =======

                  FIRST ACCEPTANCE CORPORATION AND SUBSIDIARIES
                          SUPPLEMENTAL DATA (CONTINUED)
                                   (UNAUDITED)

NUMBER OF RETAIL LOCATIONS

         Retail location counts are based upon the date that a location commenced writing business. We had previously reported this information based upon the date that a location was leased and first incurred operating expenses. Count information for all prior periods presented has been restated to conform to the current period's method of presentation. Under the prior basis of presentation, we would have reported a total of 463 locations leased at March 31, 2006.

                                                   THREE MONTHS ENDED               NINE MONTHS ENDED
                                                       MARCH 31,                         MARCH 31,
                                                  --------------------            ---------------------
                                                  2006            2005            2006             2005
                                                  ----            ----            ----             ----
Retail locations - beginning of period             351             162             248              133
    Opened                                          28              31             132               61
    Acquired                                        72              15              72               15
    Closed                                          (4)             --              (5)              (1)
                                                  ----             ---            ----             ----
Retail locations - end of period                   447             208             447              208
                                                  ====             ===            ====             ====




RETAIL LOCATIONS BY STATE


                                                                                                  CHANGE IN LOCATIONS DURING
                              RETAIL LOCATIONS AS OF             RETAIL LOCATIONS AS OF             THE THREE MONTHS ENDED
                                     MARCH 31,                        DECEMBER 31,                         MARCH 31,
                             ----------------------             -----------------------             ----------------------
                             2006              2005             2005               2004             2006              2005
                             ----              ----             ----               ----             ----              ----
Alabama                       25                24                25                23                --                 1
Florida                       40                14                35                 1                 5                13
Georgia                       63                62                63                60                --                 2
Illinois                      86                 3                15                 1                71                 2
Indiana                       25                21                26                11                (1)               10
Mississippi                    8                 8                 8                 6                --                 2
Missouri                      20                14                19                14                 1                --
Ohio                          30                28                30                27                --                 1
Pennsylvania                  20                --                18                --                 2                --
South Carolina                12                --                 4                --                 8                --
Tennessee                     20                20                20                19                --                 1
Texas                         98                14                88                --                10                14
                             ---               ---               ---               ---               ---                --
         Total               447               208               351               162                96                46
                             ===               ===               ===               ===               ===                ==




                                                                                                 CHANGE IN LOCATIONS DURING
                              RETAIL LOCATIONS AS OF            RETAIL LOCATIONS AS OF             THE NINE MONTHS ENDED
                                     MARCH 31,                          JUNE 30,                        MARCH 31,
                             ----------------------             -----------------------          ---------------------------
                             2006              2005             2005               2004             2006              2005
                             ----              ----             ----               ----             ----              ----
Alabama                       25                24                25                21                --                3
Florida                       40                14                20                --                20               14
Georgia                       63                62                62                54                 1                8
Illinois                      86                 3                 5                --                81                3
Indiana                       25                21                21                 4                 4               17
Mississippi                    8                 8                 8                 5                --                3
Missouri                      20                14                14                10                 6                4
Ohio                          30                28                29                23                 1                5
Pennsylvania                  20                --                 7                --                13               --
South Carolina                12                --                --                --                12               --
Tennessee                     20                20                20                16                --                4
Texas                         98                14                37                --                61               14
                             ---               ---               ---               ---               ---               --
         Total               447               208               248               133               199               75
                             ===               ===               ===               ===               ===               ==